Exhibit 10.6

Exhibit A to Indenture

[FORM OF NOTE]

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE LESSEE (THE ISSUER OF THE SECURITIES REPRESENTED BY THIS NOTE), THAT SUCH REGISTRATION IS NOT REQUIRED.

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,

not in its individual capacity (except as otherwise expressly set forth herein),

but solely as Owner Trustee,

10.00% Senior Secured Note Due 2013

No. [__]	Issue Date: February 13, 2007

Maturity Date: June 1, 2013

$[ ]

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity (except as otherwise expressly set forth in the Indenture), but solely as Owner Trustee (the “Owner Trustee”, which term includes any successor under Indenture hereinafter referred to), for value received, promises to pay to [            ], or its registered assigns, the outstanding principal sum of [            ], such payment to be made in installments payable on each Interest Payment Date in accordance with the repayment schedule set forth in Annex I to the Indenture, dated as of February 13, 2007 (as amended, amended and restated, supplemented, waived or otherwise modified from time to time, the “Indenture”), between the Owner Trustee and THE BANK OF NEW YORK, not in its individual capacity (except as otherwise expressly set forth in therein), but solely as Indenture Trustee (the “Indenture Trustee”), with all remaining unpaid principal, interest, fees and costs due and payable on the Maturity Date identified in such Annex I (the “Maturity Date”), and to pay interest on the unpaid principal amount of this Note from the date of this Note until the earlier to occur of (a) the Maturity Date and (b) prepayment, purchase or redemption of the principal amount of this Note at a per annum rate equal to the Applicable Rate, plus additional interest at the Overdue Rate to the extent provided in the Indenture. The principal and interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Purchaser in whose name this Note is registered at the close of business on the date which is 15 days preceding such date on which principal or interest is payable.

The Notes are subject to mandatory redemption by the Owner Trustee as provided in Sections 2.3, 2.4 and 2.5 of the Indenture, at the applicable redemption price set forth in the Indenture. The Notes are subject to purchase by the Owner Trustee or the Owner Participant as provided in Section 2.9 of the Indenture, at the applicable purchase price set forth in the Indenture.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Terms used but not otherwise defined in this Note shall have the meanings as defined in the Indenture. The provisions of this Note do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the Indenture.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Owner Trustee has caused this Note to be duly executed manually or by facsimile by its duly authorized officers.

Dated:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise expressly set forth herein, but solely in its capacity as the Owner Trustee. The Owner Trustee is issuing this Note as trustee, under the Trust Agreement, of Satellite Leasing Trust (702-4), LLT (the “Trust”), and by the Owner Trustee’s signature hereto, the Trust is made a party hereto. Each of the rights, obligations, representations and warranties of the Owner Trustee hereunder shall be deemed to be rights, obligations, representations and warranties of the Trust. Each action to be performed by the Owner Trustee hereunder shall be performed by the Owner Trustee as trustee of the Trust.

By:
Title:

CERTIFICATE OF AUTHENTICATION

Dated:

This is one of the 10.00% Senior Secured Notes due 2013 of the Owner Trustee described in the within-mentioned Indenture.

THE BANK OF NEW YORK, not in its individual capacity (except as otherwise expressly set forth herein), but solely as Indenture Trustee

By:
Title: Authorized Signatory

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,

not in its individual capacity (except as otherwise expressly set forth herein),

but solely as Owner Trustee,

10.00% Senior Secured Note Due 2013

1. Principal and Interest.

The Owner Trustee will pay the principal of this Note in installments on each Interest Payment Date in amounts determined in accordance with Annex I to the Indenture.

The Owner Trustee promises to pay accrued and unpaid interest on the principal amount of this Note on each Interest Payment Date, as set forth below, at the rate per annum shown above.

Principal of and interest on this Note will be payable semi-annually on each Interest Payment Date, commencing June 1, 2007.

Interest on this Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of this Note. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. Method of Payment.

The payments of principal, Premium Amount, if any, any other premium, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the Indenture Trustee Office. The Notes shall be exchangeable and transferable at the Indenture Trustee Office.

3. Note Register.

The Note Registrar will maintain the register for the Notes.

4. Indenture; Limitations.

The Owner Trustee issued the Notes under an Indenture, dated as of February 13, 2007 (as amended, amended and restated, supplemented, waived or otherwise modified from time to time, the “Indenture”), between the Owner Trustee and the Indenture Trustee. The terms of the Notes include those stated in the Indenture. The Notes are subject to all such terms and Noteholders are referred to the Indenture for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

The Notes are general obligations of the Owner Trustee. The aggregate principal amount of the Notes issued on the Closing Date is $230,800,000.

5. Redemption; Purchase of Notes.

The Notes are subject to mandatory redemption by the Owner Trustee as provided in Sections 2.3, 2.4 and 2.5 of the Indenture, at the applicable redemption price set forth in the Indenture. The Notes are subject to purchase by the Owner Trustee or the Owner Participant as provided in Section 2.9 of the Indenture, at the applicable purchase price set forth in the Indenture. The Notes are subject to Exchange as provided in Section 2.11 of the Indenture

The Owner Trustee will give the Indenture Trustee, and the Indenture Trustee will give each Noteholder, written notice of each redemption, purchase or Exchange of Notes, as provided in Section 2.10 of the Indenture. All notices of redemption, purchase or Exchange shall be prepared by the Lessee (or in the case of any purchase pursuant to Section 2.9 of the Indenture, the Owner Trustee) and shall state:

(a) the date of redemption, purchase or Exchange,

(b) the Section and clause of the Indenture pursuant to which the redemption, the purchase or the Exchange is being made,

(c) with respect to redemption, purchases or Exchanges in whole of Notes issued hereunder on the date of redemption, purchase or Exchange, the amount which will or has become due and payable or will be or has been exchanged with respect to such Notes, and

(d) the place or places where such Notes are to be surrendered or presented for redemption, purchase or Exchange.

6. Amendment and Waiver.

The Indenture and the other Transactions Documents.

7. Remedies for Events of Default.

If an Indenture Event of Default occurs and is continuing, the Indenture Trustee may exercise any of the rights or remedies as the Indenture Trustee may have under the Indenture, under the other Transaction Documents or at law or in equity.

8. Indenture Trustee Roles.

With respect to any Note issued to it, the Indenture Trustee, in its individual capacity, shall have the same rights and powers under the Transaction Documents as any other Noteholder and may exercise the same as though it were not the Indenture Trustee. The Indenture Trustee and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with the Owner

Trustee, the Lessee or any other Person, without any duty to account therefor to the Noteholders.

9. Limitation on Recourse.

The holder of this Note acknowledges that the Trust Company is entering into the Indenture solely as the Owner Trustee under the Trust Agreement and not in its individual capacity, and in no case whatsoever shall it (or any entity acting as successor Owner Trustee under the Trust Agreement) or the Owner Participant be personally liable for, or for any loss in respect of, any of the statements, representations, warranties, agreements or obligations of the Owner Trustee under the Indenture, as to all of which the Indenture Trustee and the Noteholders agree to look solely to the Indenture Estate, except that Trust Company (and not the Lessor’s Estate or the Indenture Estate) shall be liable (a) for its own willful misconduct or gross negligence; (b) in the case of the inaccuracy of any of its representations or warranties or the failure to perform any covenant of Trust Company contained in or referred to in Section 3.8 of the Indenture or in Sections 4.04, 5.03 and 5.05(b) of the Participation Agreement (to the extent applicable to Trust Company); and (c) for the failure to use ordinary care in the distribution of moneys received by it in accordance with the provisions of the Indenture.

10. Authentication.

This Note shall not be valid until the Indenture Trustee manually signs the certificate of authentication on the other side of this Note.

11. Governing Law.

The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

The Lessee will furnish to any Noteholder upon written request and without charge a copy of the Indenture or any other Operative Document. Requests may be made to XM Satellite Radio Inc., 1500 Eckington Place, N.E., Washington, D.C. 20002, Attn: General Counsel, Telecopier: (202) 380-4000.

[FORM OF TRANSFER NOTICE]

(To be executed by the registered Noteholder if such Noteholder desires to transfer this Note)

To:

With a copy to:

FOR VALUE RECEIVED the undersigned registered Noteholder hereby sells, assigns and transfers unto:

Name of Assignee:

Taxpayer Identification Number of Assignee

(Please print or typewrite name and address including zip code of assignee)

_____________________________

_____________________________

_____________________________

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                     attorney to transfer such Note on the books of the Indenture Trustee with full power of substitution in the premises.

Date:

By

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.